GeneDx Nasdaq: WGS Q2 2026 Earnings Presentation August 2026 Exhibit 99.2

2 Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the U.S. Private Securities Litigation Reform Act of 1995, including statements regarding our future performance and our market opportunity, including expectations for full year and third quarter 2026 revenue, exome and genome revenue and test volumes, adjusted gross margin and adjusted net income (loss). These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this presentation, including but not limited to: (i) our ability to implement business plans, goals and forecasts, and identify and realize additional opportunities, (ii) the risk of downturns and a changing regulatory landscape in the highly competitive healthcare industry, (iii) the size and growth of the market in which we operate, and (iv) future expansion of insurance coverage for exome and genome testing. The foregoing list of factors is not exhaustive. The information, opinions and forward-looking statements contained in this announcement is not exhaustive and speak only as of its date and are subject to change without notice. This presentation contains estimates, projections and other information concerning our industry, our business and the markets for our products and services. Information that is based on estimates, forecasts, projections, market research or similar methodologies is inherently subject to uncertainties, and actual events or circumstances may differ materially from events and circumstances that are assumed in this information. Unless otherwise expressly stated, we obtained this industry, business, market and other data from our own internal estimates and research as well as from reports, research surveys, studies and similar data prepared by market research firms and other third parties, industry, medical and general publications, government data and similar sources. While we believe our internal company research as to such matters is reliable and the market definitions are appropriate, neither such research nor these definitions have been verified by any independent source. We discuss these and other risks and uncertainties in greater detail in the sections entitled “Risk Factors” and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our periodic reports and other filings we make with the SEC from time to time. Given these uncertainties, you should not place undue reliance on the forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. Except as required by law, we undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations. We file reports, proxy statements, and other information with the SEC. Such reports, proxy statements, and other information concerning us are available www.sec.gov. Requests for copies of such documents should be directed to our Investor Relations department at GeneDx Holdings Corp. 333 Ludlow Street, North Tower 6th Floor, Stamford, Connecticut, 06902. Our telephone number is 888-729-1206. Non-GAAP Financial Measures This presentation includes certain financial measures not presented in accordance with generally accepted accounting principles in the United States ("GAAP"), which are used by management as a supplemental measure, have certain limitations, and should not be construed as alternatives to financial measures determined in accordance with GAAP. The non-GAAP measures as defined by us may not be comparable to similar non-GAAP measures presented by other companies. Our presentation of such measures, which may include adjustments to exclude unusual or non-recurring items, should not be construed as an inference that our future results will be unaffected by other unusual or non-recurring items. A reconciliation is provided in the Appendix to the most directly comparable financial measure stated in accordance with GAAP.

3 Q2 2026 Results Metric Second Quarter 2026 Revenue $114.4 million Exome and genome volume 30,785 Exome and genome revenue $100.3 million Adjusted gross margin1 70% Adjusted net income1 $0.4 million Cash on hand Pro forma cash on hand2 $133.5 million Approximately $188 million 1 Adjusted gross margin and adjusted net income are non-GAAP financial measures. See appendix for a reconciliation of GAAP to non-GAAP figures presented. 2. Giving rise to expected net proceeds upon close of the Blackstone Life Sciences debt expansion and equity investment transaction announced August 3, 2026.

4 Strong demand drove exome and genome volume growth Exome and genome volume year-over-year: • Q2 2026 YoY: up 32% to 30,785 • Unit growth was broad- based across geneticists, pediatric neurology, and NICU 30,785 Q1 2025 Exome and Genome Volume Q2 2025 Q3 2025 Q4 2025 Q1 2026 0 5,000 10,000 15,000 20,000 25,000 30,000 Q2 2024 Q3 2024 Q4 2024 18,017 Q2 2026 23,246

5 Revenue growth rebounded as mix shift toward genome moderated $100.3 Q1 2025 Exome and Genome Revenue (in $M) Q2 2025 Q3 2025 Q4 2025 Q1 2026 0 $20 $86.0 Q2 2024 Q3 2024 Q4 2024 $50.7 Exome and genome revenue year-over year: • Q2 2026 YoY: up 17% to $100.3M • Q2 ARR: ~$3,250 • Primary driver of YoY ARR variability is product mix shift into whole genome $40 $60 $80 $100 $120 Q2 2026

6 We've organized the company around three key imperatives Optimize unit economics Deliver the leading products at unmatched scale Grow utilization of exome and genome

7 Focused on four operational levers to improve blended average reimbursement rates Manage Mix Expand Payer Coverage Invest In Technology Implement Payer-Specific Workflows1 3 2 4

8 2026 Guidance Metric Full Year 2026 Guidance Third Quarter 2026 Guidance Revenue $475 to $490 million $122 to $124 million Exome and genome volume At least 30% growth 33,200 tests Exome and genome revenue At least 20% growth $110 to $112 million Adjusted gross margin1 Approximately 70% Approximately 70% Adjusted net income1 Positive Approximately $2 million 1 Adjusted gross margin and adjusted net income are non-GAAP financial measures.

9 Confidential & Proprietary. Do Not Distribute. Appendix

10 Empowering everyone to live their healthiest life through genomics

11 GeneDx is the global leader in rare disease diagnosis The largest and most diverse rare disease dataset to deliver highest accuracy Diagnosing more rare disease patients than anyone else and delivering 500+ new gene-disease discoveries over 25 years Preferred by 80% of geneticists and granted FDA Breakthrough Device designation The #1 genetic test Experience & TechnologyGeneDx InfinityTM 1. GeneDx Internal Data, data on file 2026 2. Claims data provided by Definitive Healthcare

12 An accurate genetic diagnosis is key to transforming healthcare Enabling precision genomic medicine Providing an early and accurate genetic diagnosis Fueling drug discovery

13 Delivering the future of precision medicine via the network effect Biopharma Accelerating drug discovery, enabling clinical trials, and unlocking biomarkers for targeted therapies with real-world evidence Policymakers Improving population health outcomes with support for evidence-based policies driving innovation and efficiencies Patients Delivering faster, more accurate diagnosis with personalized treatments based on biology, leading to better outcomes Health Systems Improving clinical decisions, streamlining care pathways, and reducing costs with genomic insights Payers Reducing long-term spend through effective, targeted treatments supporting value-based care models with measurable outcomes Advocacy Delivering answers for families, advancing equitable care, and connecting patients and parents across rare and underserved communities

14 Trusted by the nation’s leading health systems

15 >2.5M >50% >8M ~1M >8M >60% genetic tests non-European descent health records exomes & genomes phenotypic datapoints have parental data GeneDx InfinityTM is the largest and most diverse rare disease dataset Greatest scale advantage Fastest diagnosis and most efficient operations Most comprehensive understanding of rare disease Billions of datapoints inform expert analysis The most accurate diagnosis 2x the answers compared to public datasets 1. GeneDx Internal Data, data on file 2026

16 Our AI strategy accelerates the flywheel effect of our data Additional patients tested Improved interpretation platform Higher diagnostic yields and more answers More underlying data N A T U R A L L A N G U A G E P R O C E S S I N G M A C H I N E L E A R N I N G L A R G E L A N G U A G E M O D E L S Creating the Lab of the Future to translate cutting-edge innovation into better patient outcomes The compounding power of the data from each new patient informs more diagnoses and extends our lead Proprietary AI models and algorithms constantly enhance our accuracy, scale, speed, and efficiency

17 Upside Opportunities International, Biopharma/Data, Precision Medicine Pediatrics & Rare Pediatric Specialists, Pediatricians, NICU, Prenatal, and gNBS Adult Adult Neurologists, Adult Cardiologists, and Other Specialists $25B $20B This large and ever-growing opportunity is ours to win

18 On average, an accurate diagnosis takes 5 years GeneDx provides answers in months weeks days hours First symptom Visit primary care physician Referral to a specialist Genetic testing (CMA) No diagnosis Online research Another specialist Wrong treatment or undue surgery Genetic testing (panel) Inconclusive results New symptoms Genetic specialist Genetic counseling Order exome or genome DiagnosisDisease specific care and resources The economic burden of rare diseases in the U.S. is over $1 trillion annually 1. Marwaha S, Knowles JW, and Ashley EA. A guide for the diagnosis of rare and undiagnosed disease: beyond the exome. Genome Med. 2022 Feb 28;14(1):23. 2. Tisdale, A., Cutillo, C.M., Nathan, R. et al. The IDeaS initiative: pilot study to assess the impact of rare diseases on patients and healthcare systems. Orphanet J Rare Dis 16, 429 (2021).

19 We are monitoring key metrics that translate to higher blended ARR over time Payer Policy CoverageProduct Mix Commercial Covered Lives Genome Q2 outpatient genome mix 98% 90% 87% 47% Exome Q1 Q2 Q1 Q2 Q2 outpatient genome volume submitted to payers with an active positive coverage policy Collection Rate Q2 collection rate for outpatient genome 1 3 2 39 23 37 State Medicaid Policies Cover outpatient exome and/or genome Cover outpatient exome Cover outpatient genome

20 Medicaid programs across the country are expanding access 1. GeneDx Internal Data, data on file 2026 Exome Coverage Only Genome Coverage Only Exome and Genome Coverage No Coverage Current Medicaid Coverage Landscape New or Enhanced Coverage

21 Our north star is to diagnose as many people as fast as possible

22 Our stacked, compounding growth strategy unlocks new opportunities Foundational Markets (Launched) Expansion Markets (Ramping) Future Markets (Developing) • Geneticists (since inception) • Pediatric Specialists (since 2023) • General Pediatricians (H2 2026) • NICU (since 2024) • Prenatal (H2 2026) • Adult Specialists (H2 2026) • International (since 2025) • gNBS • New Channels • BioPharma & Data Three layers, multiple building blocks to sustained high growth with disciplined expansion plan

23 Core markets of geneticists and pediatric neurologists continued to perform well while expansion markets gain momentum 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Geneticsits Pediatric Specialists Prenatal NICU Adult specialists General Pediatrics Clinician Penetration by Market 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Geneticsits Pediatric Specialists Prenatal NICU Adult specialists General Pediatrics Patient Penetration by Market 5K2K 800 accounts 10.5K 25K4.6K ti ist enetici ts S i li t S 145K300K 235K160K 600K210K Number of U.S. PatientsNumber of U.S. Clinicians

24 GeneticistPrenatal Standard of care: years of disease progression Pediatrician Entering new markets to deliver answers at the earliest moment possible NICU Adult Specialist Pediatric Specialist

25 Geneticists remain key customers and prefer GeneDx Geneticist recommendations reinforce our leadership in new markets Leading position: 80% market share driven by superior accuracy, broad access, and cutting-edge discovery Continued growth: Largest contributor to revenue today with room to grow via ongoing panel conversion Loyal advocates: As we continue to expand, these ~2,000 geneticists are key influencers for other clinicians 1. GeneDx Internal Data, data on file 2026 2. Claims data provided by Definitive Healthcare Foundational Market

26 Pediatric specialists continue drive high growth Significant share: Over 30% of pediatric neurologists now order from us with continued growth ahead Strong awareness: Greatest brand recognition of any genetics lab - over 80% of pediatric specialists know GeneDx Expanding our footprint: Continuing to add new call points and indications to serve the over 10,000 rare diseases Increased ordering and new customer activation driving expansion 1. GeneDx Internal Data, data on file 2026 2. Claims data provided by Definitive Healthcare 3. Fu MP, Merrill SM, Sharma M,et al. Rare diseases of epigenetic origin: Challenges and opportunities. Front Genet. 2023 Feb 6;14:1113086. doi: 10.3389/fgene.2023.1113086. PMID: 36814905. Foundational Market

27 Pediatricians are becoming the new front line of genomic medicine Massive market: 600K patients diagnosed with DD/ID by 25K pediatricians annually First mover to an untapped market with the #1 genetic test in hand Trusted partner & clear leader: Leading product, wraparound services, expert endorsements, and health system relationships Best customer experience: Pediatricians can integrate genomics into routine care with one-minute ordering Expansive reach: Dedicated team of ~50 sales reps expected to drive impact at the end of 2026 and into 2027 1. GeneDx Internal Data, data on file 2026 2. Claims data provided by Definitive Healthcare Expansion Market

28 The NICU is an untapped opportunity for early intervention and improved outcomes Taking a protocol-driven approach to benefit more patients and lower healthcare costs Large unmet need: Up to 60% NICU patients could benefit from rWGS per SeqFirst (~235k patients) but less than 5% of them receive genetic testing today 1. Wenger TL, Scott A, Kruidenier L, et al. SeqFirst: Building equity access to a precise genetic diagnosis in critically ill newborns. Am J Hum Genet. 2025 Mar 6;112(3):508-522. 2. Claims data provided by Definitive Healthcare 3. Kingsmore, Stephen F et al. NPJ genomic medicine vol. 9,1 17. 27 Feb. 2024 4. GeneDx Internal Data, data on file 2026 Deep relationships: 42 of the top 50 NICUs ordered rapid testing from us in 2025, positioning us to scale Fastest TAT: Leading rapid and ultrarapid genome tests deliver precise answers in as soon as 48 hours Expansion Market

29 GenomeDx Prenatal extends our industry-leading diagnostic capabilities into prenatal care Setting a new standard for prenatal genomic diagnoses Large unmet need: For patients with structural anomalies on prenatal ultrasound, impacting up to 4% of pregnancies Extensive prenatal experience: Building upon 10+ years of experience offering CMA and 4000+ prenatal exomes Timely answers: Delivering the most accurate and comprehensive diagnostic results in less than two weeks to guide critical care decisions 1.Salomon LJ, Alfirevic Z, Berghella V, et al. Practice guidelines for performance of the routine mid-trimester fetal ultrasound scan. Ultrasound Obstet Gynecol. 2011 Jan;37(1):116-26. 2. GeneDx Internal Data, data on file 2026 Expansion Market

30 Adult specialists will unlock future growth and impact Putting commercial focus behind the organic growth in adult exome and genome testing New market: Expanding to neurologists in 2026 with a focus on clinicians already ordering genetic testing Green space: Strong demand and reimbursement for adults living with pediatric-onset conditions like epilepsy Long-term potential: Future opportunities could expand to cardiology, neurodegenerative disorders, and more, representing up to 5M patients 1. GeneDx Internal Data, data on file 2026 2. Claims data provided by Definitive Healthcare Expansion Market

31 Global reach with decentralized testing powered by centralized intelligence from GeneDx InfinityTM Cloud-native platform enables remote interpretation while complying with local regulations Providing leading interpretation services to key domestic partners Expanded international footprint with sales reps in key geographies Expansion Market

32 Transforming healthcare from diagnostic odyssey to day one action with gNBS GeneDx has the evidence, experience, and operational capabilities to lead global adoption • Partnering with first movers to make gNBS a reality o GUARDIAN o BEACONS o Sunshine Genetics • Without gNBS, the average age of diagnosis for these conditions is 7-11 years old Data from the GUARDIAN study: • Nearly 75% of parents opted into testing • Implemented diverse multi- site programs Evidence Experience Capabilities • Actionable conditions identified in 3.2% of newborns • Sequenced >22,000 newborns • Operations optimized for accuracy, speed, and scale • Flexible services – from end- to-end testing to decentralized interpretation • Technical expertise to responsibly bring this technology to patients 1. Ziegler A, Koval-Burt C, Kay DM, et al. Expanded Newborn Screening Using Genome Sequencing for Early Actionable Conditions. JAMA. Published online October 24, 2024. doi:10.1001/jama.2024.1966 2. GeneDx Internal Data, data on file 2026 Future Market

33 Pioneering new channels and partnerships to deliver on the promise of precision genomic medicine Future Market

34 Unlocking faster HEOR, biopharma innovation, and AI-driven discovery Genetic data Electronic health records Patient demographics Claims Prescription Imaging Deploying the most comprehensive, longitudinal dataset for rare disease ever assembled Future Market

35 Turning insight into biopharma impact

36 Proven leadership driving high-growth and operational excellence at scale Heidi Chen Chief Legal Officer Linda Genen Chief Medical Officer Jami Biliboaca Head of People Strategy Katherine Stueland Chief Executive Officer Kevin Feeley Chief Financial Officer Melanie Duquette Chief Growth Officer Mark Gardner President Lisa Gurry Chief Business Officer Bryan Dechairo Chief Operating Officer

37 Massive TAM and expanding serviceable market Leadership position Differentiated technology A rare opportunity to transform healthcare fueled by unmatched data and momentum Emerging guidelines and improving payer landscape Scale advantage Proven management team

38 Our core competitive advantage compounds with every patient we test. We are setting the industry standard, delivering actionable answers for families and sustainable value for shareholders.

39 Reconciliation of non-GAAP financial measures Adjusted gross profit, adjusted gross margin, and adjusted net income (loss) (in $ thousands) Three months ended June 30, 2026 June 30, 2025 March 31, 2026 Revenue $ 114,440 $ 102,692 $ 102,254 Cost of services 36,202 31,790 34,043 Gross profit $ 78,238 $ 70,902 $ 68,211 Gross margin 68.4% 69.0% 66.7% Reconciliations: Depreciation and amortization expense 1,726 1,389 1,462 Stock-based compensation expense 561 193 380 Restructuring charges 47 – – Adjusted gross profit $ 80,572 $ 72,484 $ 70,053 Adjusted gross margin 70.4% 70.6% 68.5% (in $ thousands) Three months ended June 30, 2026 June 30, 2025 March 31, 2026 Net (loss) income $ (17,740) $ 10,809 $ (63,316) Reconciliations: Depreciation and amortization expense 6,714 6,191 6,809 Stock-based compensation expense 6,342 7,813 8,996 Restructuring costs 3,295 73 439 Change in fair value of financial liabilities (220) (2,181) (2,540) Interest expense, net 1,185 817 717 Non-core lease costs 1,097 1,405 1,210 Impairment loss – – 31,287 Loss on extinguishment of debt – – 6,565 Other1 (262) (8,539) 1,603 Adjusted net income (loss) $ 411 $ 16,388 $ (8,230) 1 Other represents income tax benefit (expense) for all periods presented. For the three months ended June 30, 2026, Other includes costs related to certain litigation matters. For the three months ended June 30, 2025, Other includes transaction costs incurred in connection with the acquisition of Fabric Genomics, and a sales-and-use tax refund. For the three months ended March 31, 2026, Other includes costs related to a certain litigation matter.